American International Group, Inc., and Subsidiaries

Exhibit 21

Subsidiaries of Registrant

		Percentage
		of Voting
		Securities
	Jurisdiction of	held by
	Incorporation or	Immediate
As of December 31, 2008	Organization	Parent(1)

American International Group, Inc.(2)	Delaware		(3)
AIG Capital Corporation	Delaware	100
AIG Capital India Private Limited	India	99.99	(4)
AIG Global Asset Management Company (India) Private Limited	India	99	(5)
AIG Consumer Finance Group, Inc.	Delaware	100
AIG Bank Polska S.A.	Poland	99.92
AIG Credit S.A.	Poland	100
Compania Financiera Argentina S.A.	Argentina	100
AIG Credit Corp.	Delaware	100
A.I. Credit Consumer Discount Company	Pennsylvania	100
A.I. Credit Corp.	New Hampshire	100
AICCO, Inc.	Delaware	100
AICCO, Inc.	California	100
AIG Credit Corp. of Canada	Canada	100
Imperial Premium Funding, Inc.	Delaware	100
AIG Equipment Finance Holdings, Inc.	Delaware	100
AIG Commercial Equipment Finance, Inc.	Delaware	100
AIG Commercial Equipment Finance Company, Canada	Canada	100
AIG Rail Services, Inc.	Delaware	100
AIG Finance Holdings, Inc.	New York	100
AIG Finance (Hong Kong) Limited	Hong Kong	100
AIG Global Asset Management Holdings Corp.	Delaware	100
AIG Asset Management Services, Inc.	Delaware	100
AIG Capital Partners, Inc.	Delaware	100
AIG Equity Sales Corp.	New York	100
AIG Global Investment Corp.	New Jersey	100
AIG Global Real Estate Investment Corp.	Delaware	100
AIG Securities Lending Corp.	Delaware	100
Brazos Capital Management, L.P.	Delaware	100
American General Finance, Inc.	Indiana	100
American General Auto Finance, Inc.	Delaware	100
American General Finance Corporation	Indiana	100
Merit Life Insurance Co.	Indiana	100
MorEquity, Inc.	Nevada	100
Wilmington Finance, Inc.	Delaware	100
Ocean Finance and Mortgages Limited	England	100
Yosemite Insurance Company	Indiana	100
CommoLoCo, Inc.	Puerto Rico	100

AIG 2008 Form 10-K    347

American International Group, Inc., and Subsidiaries

		Percentage
		of Voting
		Securities
	Jurisdiction of	held by
	Incorporation or	Immediate
As of December 31, 2008	Organization	Parent(1)

American General Financial Services of Alabama, Inc.	Delaware	100
International Lease Finance Corporation	California	67.23	(6)
AIG Federal Savings Bank	USA	100
AIG Financial Advisor Services, Inc.	Delaware	100
AIG Global Investment (Luxembourg) S.A.	Luxembourg	100
AIG Financial Products Corp.	Delaware	100
AIG Matched Funding Corp.	Delaware	100
Banque AIG S.A.	France	90	(7)
AIG Funding, Inc.	Delaware	100
AIG Global Trade & Political Risk Insurance Company	New Jersey	100
AIG Israel Insurance Company Ltd.	Israel	50.01
AIG Kazakhstan Insurance Company	Kazakhstan	60
AIG Life Holdings (International) LLC	Delaware	100
AIG Star Life Insurance Co., Ltd.	Japan	100
American International Reinsurance Company, Ltd.	Bermuda	100
AIG Edison Life Insurance Company	Japan	90	(8)
American International Assurance Company, Limited	Hong Kong	100
American International Assurance Company (Australia) Limited	Australia	100
American International Assurance Company (Bermuda) Limited	Bermuda	100
AIG Life Insurance (Vietnam) Company Limited	Vietnam	100
Tata AIG Life Insurance Company Limited	India	26
Nan Shan Life Insurance Company, Limited	Taiwan	97.57
AIG Life Holdings (US), Inc.	Texas	100
AGC Life Insurance Company	Missouri	100
AIG Annuity Insurance Company	Texas	100
AIG Life Holdings (Canada), ULC	Canada	100
AIG Assurance Canada	Canada	100
AIG Life Insurance Company of Canada*	Canada	100
AIG Life Insurance Company	Delaware	100
AIG Life of Bermuda, Ltd.	Bermuda	100
American General Bancassurance Services, Inc.	Illinois	100
American General Life and Accident Insurance Company	Tennessee	100
Volunteer Vermont Holdings, LLC	Vermont	100
American General Life Insurance Company	Texas	100
AIG Enterprise Services, LLC	Delaware	100
American General Annuity Service Corporation	Texas	100
American General Life Companies, LLC	Delaware	100
The Variable Annuity Life Insurance Company	Texas	100
AIG Retirement Services Company	Texas	100
American General Property Insurance Company	Tennessee	100
American General Property Insurance Company of Florida	Florida	100
American International Life Assurance Company of New York	New York	100

348    AIG 2008 Form 10-K

American International Group, Inc., and Subsidiaries

		Percentage
		of Voting
		Securities
	Jurisdiction of	held by
	Incorporation or	Immediate
As of December 31, 2008	Organization	Parent(1)

The United States Life Insurance Company in the City of New York	New York	100
American General Assurance Company	Illinois	100
American General Indemnity Company	Illinois	100
American General Investment Management Corporation	Delaware	100
American General Realty Investment Corporation	Texas	100
Knickerbocker Corporation	Texas	100
AIG Life Insurance Company (Switzerland) Ltd.	Switzerland	100
AIG Liquidity Corp.	Delaware	100
AIG Privat Bank AG*	Switzerland	100
AIG Property Casualty Group, Inc.	Delaware	100
AIG Commercial Insurance Group, Inc.	Delaware	100
AIG Aviation, Inc.	Georgia	100
AIG Casualty Company	Pennsylvania	100
AIG Commercial Insurance Agency, Inc.	New Jersey	100
AIG Commercial Insurance Company of Canada	Canada	100
AIG Risk Management, Inc.	New York	100
American Home Assurance Company	New York	100
AIG General Insurance (Malaysia) Berhad	Malaysia	100
AIG Hawaii Insurance Company, Inc.	Hawaii	100
American Pacific Insurance Company, Inc.	Hawaii	100
American International Realty Corp.	Delaware	31.5	(9)
Pine Street Real Estate Holdings Corp.	New Hampshire	31.47	(10)
Transatlantic Holdings, Inc.	Delaware	33.24	(11)
Transatlantic Reinsurance Company	New York	100
Putnam Reinsurance Company	New York	100
Trans Re Zurich	Switzerland	100
Audubon Insurance Company	Louisiana	100
Agency Management Corporation	Louisiana	100
The Gulf Agency, Inc.	Alabama	100
Audubon Indemnity Company	Mississippi	100
Commerce and Industry Insurance Company	New York	100
American International Insurance Company	New York	75	(12)
AIG Advantage Insurance Company	Minnesota	100
American International Insurance Company of California, Inc.	California	100
American International Insurance Company of New Jersey	New Jersey	100
The Insurance Company of the State of Pennsylvania	Pennsylvania	100
Landmark Insurance Company	California	100
National Union Fire Insurance Company of Pittsburgh, Pa	Pennsylvania	100
AIG Domestic Claims, Inc.	Delaware	100
AIG Excess Liability Insurance Company Ltd.	Delaware	100

AIG 2008 Form 10-K    349

American International Group, Inc., and Subsidiaries

		Percentage
		of Voting
		Securities
	Jurisdiction of	held by
	Incorporation or	Immediate
As of December 31, 2008	Organization	Parent(1)

AIG Excess Liability Insurance International Limited	Ireland	100
American International Specialty Lines Insurance Company	Illinois	70	(13)
Lexington Insurance Company	Delaware	70	(14)
AIG Centennial Insurance Company	Pennsylvania	100
AIG Auto Insurance Company of New Jersey	New Jersey	100
AIG Preferred Insurance Company	Pennsylvania	100
AIG Premier Insurance Company	Pennsylvania	100
AIG Indemnity Insurance Company	Pennsylvania	100
JI Accident & Fire Insurance Company, Ltd.	Japan	50
National Union Fire Insurance Company of Louisiana	Louisiana	100
National Union Fire Insurance Company of Vermont	Vermont	100
21st Century Insurance Group	Delaware	32	(15)
21st Century Casualty Company	California	100
21st Century Insurance Company	California	100
21st Century Insurance Company of the Southwest	Texas	100
United Guaranty Corporation	North Carolina	45.88	(16)
A.I.G. Mortgage Holdings Israel, Ltd.	Israel	100
E.M.I. — Ezer Mortgage Insurance Company Ltd.	Israel	100
AIG United Guaranty Agenzia di Assicurazione S.R.L	Italy	100
AIG United Guaranty Insurance (Asia) Limited	Hong Kong	100
AIG United Guaranty Mexico, S.A.	Mexico	100
AIG United Guaranty Mortgage Insurance Company Canada	Canada	100
AIG United Guaranty Re Limited	Ireland	100
United Guaranty Insurance Company	North Carolina	100
United Guaranty Mortgage Insurance Company	North Carolina	100
United Guaranty Mortgage Insurance Company of North Carolina	North Carolina	100
United Guaranty Partners Insurance Company	Vermont	100
United Guaranty Residential Insurance Company	North Carolina	75.03	(17)
United Guaranty Credit Insurance Company	North Carolina	100
United Guaranty Commercial Insurance Company of North Carolina	North Carolina	100
United Guaranty Mortgage Indemnity Company	North Carolina	100
United Guaranty Residential Insurance Company of North Carolina	North Carolina	100
United Guaranty Services, Inc.	North Carolina	100
New Hampshire Insurance Company	Pennsylvania	100
American International Pacific Insurance Company	Colorado	100
American International South Insurance Company	Pennsylvania	100
Granite State Insurance Company	Pennsylvania	100
Illinois National Insurance Co.	Illinois	100
New Hampshire Indemnity Company, Inc.	Pennsylvania	100

350    AIG 2008 Form 10-K

American International Group, Inc., and Subsidiaries

		Percentage
		of Voting
		Securities
	Jurisdiction of	held by
	Incorporation or	Immediate
As of December 31, 2008	Organization	Parent(1)

AIG National Insurance Company, Inc.	New York	100
New Hampshire Insurance Services, Inc.	New Hampshire	100
Risk Specialists Companies, Inc.	Delaware	100
AIG Marketing, Inc.	Delaware	100
American International Insurance Company of Delaware	Delaware	100
Hawaii Insurance Consultants, Ltd.	Hawaii	100
HSB Group, Inc.*	Delaware	100
The Hartford Steam Boiler Inspection and Insurance Company	Connecticut	100
The Hartford Steam Boiler Inspection and Insurance Company of Connecticut	Connecticut	100
HSB Engineering Insurance Limited	England	100
The Boiler Inspection and Insurance Company of Canada	Canada	100
AIG Retirement Services, Inc.	Delaware	100
SunAmerica Life Insurance Company	Arizona	100
AIG SunAmerica Life Assurance Company	Arizona	100
AIG SunAmerica Asset Management Corp.	Delaware	100
SunAmerica Capital Services, Inc.	Delaware	100
SunAmerica Investments, Inc.	Georgia	100
AIG Advisor Group, Inc.	Maryland	100
SagePoint Financial Advisors, Inc.	Delaware	100
Advantage Capital Corporation	New York	100
American General Securities Incorporated	Texas	100
Financial Service Corporation	Delaware	100
FSC Securities Corporation	Delaware	100
Royal Alliance Associates, Inc.	Delaware	100
First SunAmerica Life Insurance Company	New York	100
AIG Global Services, Inc.	New Hampshire	100
AIG Trading Group Inc.	Delaware	100
AIG International Inc.	Delaware	100
AIU Holdings LLC	Delaware	100
AIG Central Europe & CIS Insurance Holdings Corporation	Delaware	100
AIG Bulgaria Insurance Company EAD	Bulgaria	100
AIG Czech Republic pojistovna, a.s	Czech Republic	100
AIG Egypt Insurance Company S.A.E.	Egypt	94.98
AIG Memsa Holdings, Inc.	Delaware	100
AIG Hayleys Investment Holdings (Private) Ltd.	Sri Lanka	80
Hayleys AIG Insurance Company Limited	Sri Lanka	100
AIG Iraq, Inc.	Delaware	100
AIG Lebanon S.A.L	Lebanon	100
AIG Libya, Inc.	Delaware	100
AIG Sigorta A.S	Turkey	100
Tata AIG General Insurance Company Limited	India	26

AIG 2008 Form 10-K    351

American International Group, Inc., and Subsidiaries

		Percentage
		of Voting
		Securities
	Jurisdiction of	held by
	Incorporation or	Immediate
As of December 31, 2008	Organization	Parent(1)

AIU Africa Holdings, Inc.	Delaware	100
AIG Kenya Insurance Company Limited	Kenya	66.67
AIU Insurance Company	New York	100
AIG General Insurance Company China Limited	China	100
AIG General Insurance (Taiwan) Co., Ltd.	Taiwan	100
American International Underwriters Corporation	New York	100
AIG Takaful-Enaya B.S.C.(c)	Bahrain	100
American International Insurance Company of Puerto Rico	Puerto Rico	100
Arabian American Insurance Company (Bahrain) E.C	Bahrain	100
La Meridional Compania Argentina de Seguros S.A.	Argentina	100
La Seguridad de Centroamerica, Compania de Seguros S.A.	Guatemala	100
Richmond Insurance Company Limited	Bermuda	100
Underwriters Adjustment Company, Inc.	Panama	100
American International Underwriters Overseas, Ltd.	Bermuda	100
A.I.G. Colombia Seguros Generales S.A.	Colombia	94	(18)
AIG Brasil Companhia de Seguros S.A.	Brazil	98.2	(19)
AIG Europe, S.A.	France	100	(20)
AIG Ireland Limited	Ireland	100
AIG General Insurance (Thailand) Ltd.	Thailand	100
AIG General Insurance (Vietnam) Company Limited	Vietnam	100
AIG MEMSA Insurance Company Limited	United Arab Emirates	100
AIG UK Holdings Limited	England	61.75	(21)
AIG Germany Holding GmbH	Germany	100
Wurttembergische und Badische Versicherungs-AG	Germany	100
DARAG Deutsche Versicherungs-und Ruckversicherungs-
Aktiengesellschaft*	Germany	100
AIG UK Financing Limited	England	100
AIG UK Sub Holdings Limited	England	100
AIG UK Limited	England	100
AIG UK Services Limited	England	100
AIU North America, Inc.	New York	100
American Life Insurance Company	Delaware	100
AIG Life Bulgaria Zhivotozastrahovatelno Druzhestvo AD	Bulgaria	100
ALICO, S.A.	France	100
First American Polish Life Insurance & Reinsurance Company, S.A.	Poland	100
Inversiones Interamericana S.A.	Chile	99.99
Pharaonic American Life Insurance Company	Egypt	74.87	(22)
American Security Life Insurance Company, Ltd.	Lichtenstein	100
Delaware American Life Insurance Company	Delaware	100
Mt. Mansfield Company, Inc.	Vermont	100
The Philippine American Life and General Insurance Company	the Philippines	99.78

352    AIG 2008 Form 10-K

American International Group, Inc., and Subsidiaries

		Percentage
		of Voting
		Securities
	Jurisdiction of	held by
	Incorporation or	Immediate
As of December 31, 2008	Organization	Parent(1)

Pacific Union Assurance Company	California	100
Philam Equitable Life Assurance Company, Inc.	the Philippines	95
Philam Insurance Company, Inc.	the Philippines	100

(*)	In connection with AIG’s asset disposition plan, through February 18, 2009, AIG has entered into contracts to sell AIG Privat Bank AG, DARAG Deutsche Versicherungs-und Ruckversicherungs-Aktiengesellschaft, HSB Group, Inc., and AIG Life Insurance Company of Canada.

(1)	Percentages include directors’ qualifying shares.

(2)	All subsidiaries listed are consolidated in the accompanying financial statements. Certain subsidiaries have been omitted from the tabulation. The omitted subsidiaries, when considered in the aggregate as a single subsidiary, do not constitute a significant subsidiary.

(3)	The common stock is owned approximately 10.1 percent by C.V. Starr & Co., Inc., Edward E. Matthews, Maurice R. and Corinne P. Greenberg Joint Tenancy Company, LLC, Starr International Company, Inc., The Maurice R. and Corinne P. Greenberg Family Foundation, Inc. and the Universal Foundation, Inc.

(4)	Also owned 0.01 percent by AIG Global Investment Corp.

(5)	Also owned 1 percent by AIG Capital Corporation.

(6)	Also owned 32.77 percent by National Union Fire Insurance Company of Pittsburgh, Pa.

(7)	Also owned 10 percent by AIG Matched Funding Corp.

(8)	Also owned 10 percent by a subsidiary of American Life Insurance Company.

(9)	Also owned by 11 other AIG subsidiaries.

(10)	Also owned by 11 other AIG subsidiaries.

(11)	Also owned 25.77 percent by AIG.

(12)	Also owned 21 percent by National Union Fire Insurance Company of Pittsburgh, Pa., 2 percent by The Insurance Company of the State of Pennsylvania and 2 percent by AIG Casualty Company.

(13)	Also owned 20 percent by the Insurance Company of the State of Pennsylvania and 10 percent by AIG Casualty Company.

(14)	Also owned 20 percent by the Insurance Company of the State of Pennsylvania and 10 percent by AIG Casualty Company.

(15)	Also owned 16.3 percent by American Home Assurance Company, 31.1 percent by Commerce and Industry Insurance Company and 20.6 percent by New Hampshire Insurance Company.

(16)	Also owned 35.12 percent by New Hampshire Insurance Company and 19.00 percent by The Insurance Company of the State of Pennsylvania.

(17)	Also owned 24.97 percent by United Guaranty Residential Insurance Company of North Carolina.

(18)	Also owned 3.24 percent by American International Underwriters de Colombia Ltd.

(19)	Also owned 1.8 percent by American Life Insurance Company.

(20)	The common stock is owned 8.68 percent by American International Underwriters Overseas, Ltd. and 91.32 percent by AIG Europe Holdings Limited.

(21)	Also owned 55.1 percent by American International Company, Limited, 2.33 percent by AIG Ireland Limited, 29.97 percent by American International Underwriters Overseas Association and 0.8 percent by New Hampshire Insurance Company.

(22)	Also owned 7.5 percent by AIG Egypt Insurance Company.

AIG 2008 Form 10-K    353